Exhibit 10.8

ICG

Second Amended and Restated

Non-Management Director Compensation Plan

Effective as of January 1, 2015, the Board of Directors (“Board”) of ICG Group, Inc. (the “Company”) hereby adopts this Second Amended and Restated Non-Management Director Compensation Plan (this “Plan”).  This Plan amends and restates in its entirety the text of the Company’s Amended and Restated Non-Management Director Compensation Plan, dated as of January 1, 2011.  The purpose of the Plan is to advance the interests of the Company’s stockholders by providing non-management directors (“Participants”) with remuneration that allows the Company to attract and retain qualified individuals to serve on the Company’s Board and aligns their interests with those of the Company’s stockholders.

The Compensation Committee of the Board (the “Compensation Committee”) shall administer the Plan.  The Compensation Committee may delegate such administration as it deems appropriate.

1.Initial Equity Grant

Subject to Section 6 hereof, the Company shall grant each Participant 25,000 Company stock appreciation rights (“SARs”) at the first regularly scheduled Board meeting held where such Participant serves as a member of the Board.  The SARs (a) will have a base price equal to the fair market value of the Company’s common stock on the date of grant, (b) will vest 25% on each anniversary of the date of grant (provided the Participant is a member of the Board on the relevant vesting date) and (c) will expire eight years from the grant date.

2.Annual Board Retainer

(a)Each non-management director shall receive an annual board retainer fee of $60,000, payable in shares of restricted Company common stock.

(b)On the first trading day of 2015, subject to Section 6, the Company shall grant to each Participant a number of shares of the Company’s common stock equal to the quotient obtained by dividing (i) $30,000 by (ii) the fair market value of the Company’s common stock on the date of grant.  Such shares will vest on the six-month anniversary of the date of grant; provided, however, that if a Participant’s Board service terminates prior to such date, other than by virtue of removal from the Board for cause, then upon termination of service, a number of such shares equal to the product of the (A) the number of unvested shares granted pursuant to this Section 2(b) and (B) the quotient obtained by dividing (x) the number of days elapsed since such shares were granted by (y) 182 shall vest, and the remaining unvested shares shall be automatically forfeited.

(c)At the Board meeting held immediately following each of the Company’s annual meetings of stockholders (each, an “Annual Meeting”), subject to Section 6, the Company shall grant to each Participant a number of shares of the Company’s common stock equal to the quotient obtained by dividing (i) $60,000 by (ii) the fair market value of the Company’s common stock on the date of grant.  Such shares will vest on the one-year anniversary of the date of grant; provided, however, that if a Participant’s Board service terminates prior to such date, other than by virtue of removal from the Board for cause, then upon the termination of such service, a number of such shares equal to the product of the (A) the number of unvested shares granted pursuant to this Section 2(c) and (B) the quotient obtained by dividing (x) the number of days elapsed since such shares were granted by (y) 365 shall vest and the unvested remaining shares shall be automatically forfeited.

3.Committee Retainers

(a)Each Participant who serves on a standing committee of the Company’s Board (a “Committee”) shall receive an annual retainer in respect of such service in the applicable amount set forth on Exhibit A (each such fee, a “Committee Retainer”), payable in shares of restricted Company common stock.

(b)On the first trading day of 2015, subject to Section 6, the Company shall grant to each Participant serving on a Committee a number of shares of the Company’s common stock equal to the quotient obtained by dividing (i) fifty percent (50%) of the applicable Committee Retainer by (ii) the fair market value of the Company’s common stock on the date of grant.  Such shares will vest on the six-month anniversary of the date of grant; provided, however, that if a Participant’s Committee service terminates prior to such date, other than by virtue of removal from the Board and/or such Committee for cause, then upon the termination of such service, a number of such shares equal to the product of the (A) the number of unvested shares granted pursuant to this Section 3(b) in respect of such Committee Service and (B) the quotient obtained by dividing (x) the number of days elapsed since such shares were granted by (y) 182 shall vest and the remaining unvested shares shall be automatically forfeited.

(c)At the Board meeting held immediately following each Annual Meeting, subject to Section 6, the Company shall grant to each Participant serving on a Committee, a number of shares of the Company’s common stock equal to the quotient obtained by dividing (i) the applicable Committee Retainer by (ii) the fair market value of the Company’s common stock on the date of grant.  Such shares will vest on the one-year anniversary of the date of grant; provided, however, that a Committee member’s service terminates prior to such date, other than by virtue of removal from the Board and/or such Committee for cause, then upon the termination of such service, a number of such shares equal to the product of the (A) the number of shares granted pursuant to this Section 3(c) in connection with the Committee Service and (B) the quotient obtained by dividing (x) the number of days elapsed since such shares were granted by (y) 365 shall vest and the remaining unvested shares shall be automatically forfeited.

4.Lead Independent Director Retainer

(a)Each non-management director who serves as the lead independent director shall receive $10,000 per year of service, payable in shares of restricted Company common stock,

(b)On the first trading day of 2015, subject to Section 6, the Company shall grant to the Participant then serving as the lead independent director a number of shares of the Company’s common stock equal to the quotient obtained by dividing (i) $5,000 by (ii) the fair market value of the Company’s common stock on the date of grant.  Such shares will vest on the six-month anniversary of the date of grant; provided, however, that if a director’s service as lead independent director terminates prior to such date, other than by virtue of removal from the Board for cause, then upon the termination of such service, a number of such shares equal to the product of the (A) the number of unvested shares granted pursuant to this Section 4(b) and (B) the quotient obtained by dividing (x) the number of days elapsed since such shares were granted by (y) 182 shall vest and the remaining unvested shares shall be automatically forfeited.

(c)At the Board meeting held immediately following each Annual Meeting, subject to Section 6, the Company shall grant the newly-elected lead independent director a number of shares of the Company’s common stock equal to the quotient obtained by dividing (i) $10,000 by (ii) the fair market value of the Company’s common stock on the date of grant.  Such shares will vest on the one-year anniversary of the date of grant; provided, however, that if such Participant’s service as lead independent director terminates prior to such date, other than by virtue of removal from the Board for cause, then upon the termination of such service, a number of such shares equal to the product of the (A) the number of shares granted pursuant to this Section 4(c) and (B) the quotient obtained by dividing the (x) number of days elapsed since such shares were granted by (y) 365 shall vest and the remaining shares shall be automatically forfeited.

5.Triennial Service Equity Grants

(a)The Company shall, on the date of the Board meeting immediately following every third Annual Meeting (each, a “Grant Date”), grant each Participant 22,500 securities consisting of (i) Company deferred stock units (“Service DSUs”), (ii) shares of Company restricted common stock (“Service RS”) or (iii) a combination of Service DSUs and Service RS.  The first Grant Date shall be the date of the Company’s 2015 Annual Meeting.  New directors on the Company’s Board shall not be eligible to receive Service DSUs or Service RS until (A) the Board meeting immediately following the first Annual Meeting after the election of such director to the Board, in the case of directors elected to the Company’s Board at an Annual Meeting, and (B) the Board meeting immediately following the second Annual Meeting after the election of such director to the Board, in the case of directors elected to the Company’s Board other than at an Annual Meeting (each date referred to in (A) and (B) being an “Effective Service Date”).  In the event a new director’s Effective Service Date does not coincide with a Grant Date, the Company shall grant such director a number of DSUs equal to the product of (x) 7,500 and (y) the number of years between such Effective Service Date and the next Grant Date.

(b)On or before December 31 of each year prior to a Grant Date or Effective Service Date, as applicable, each Participant shall make an election with respect to the securities that he or she elects to receive on the next Grant Date or Effective Service Date, as applicable; provided, however, that a Participant may elect to receive Service RS only if, at the time of the election, such Participant has achieved and will remain in compliance with the Company’s director stock ownership guidelines.  On each Grant Date or Effective Service Date, as applicable, subject to Section 6, the Company shall grant Service DSUs and/or Service RS, as applicable, pursuant to Section 5(a) in accordance with each Participant’s valid election.

(c)One-third of each equity grant shall vest on the one-year anniversary of the applicable Grant Date, and the remainder of each equity grant shall vest ratably on a quarterly basis between the first year anniversary of the Grant Date and the third year anniversary of the Grant Date, provided that the recipient of such equity grant is serving on the Company’s Board on the applicable vesting date.  7,500 shares of each grant made on an Effective Service Date (which may constitute the entire grant) shall vest on each yearly anniversary of such Effective Service Date, provided that the recipient of such equity grant is then serving on the Company’s Board.

6.Timing of Grant and Vesting of Equity Awards and Share Adjustments

Notwithstanding anything to the contrary in this Plan, all equity grants contemplated by this Plan shall be made on the latest of (a) the date specified above, (b) the earliest date permissible under the Company’s Equity Awards Grant Policy and (c) promptly after the date that the Company has sufficient shares available for grant pursuant to an equity compensation plan approved by stockholders. If any specified vesting date provided for herein is not a business day, then the applicable vesting shall occur on the first business day following such date.  Additionally, the number of shares underlying the grants of restricted stock, SARs, and DSUs set forth above shall be subject to proportionate adjustment in the event of a stock split, reverse stock split, combination, reclassification, stock dividend or other similar event.

7.Expenses

The Company shall reimburse non-management directors for reasonable, documented out-of-pocket expenses incurred by them related to their attendance at Company meetings and otherwise incurred by them in service to the Company.

Exhibit A

Annual Fees Payable	Payable For Committee Service As

$25,000	Audit Committee Chair

$20,000	Compensation Committee Chair

$15,000	Nominating and Governance Committee Chair

$13,500	Audit Committee (Non-Chair)

$11,000	Compensation Committee (Non-Chair)

$ 8,500	Nominating and Governance Committee (Non-Chair)